DEFERRED COMPENSATION	12 Months Ended
Dec. 30, 2023
DEFERRED COMPENSATION
DEFERRED COMPENSATION

G.DEFERRED COMPENSATION

We have a program whereby certain executives irrevocably elected to defer receipt of certain compensation in 1985 through 1988. Deferred compensation payments to these executives commenced upon their retirement. There was no remaining deferred compensation liability on December 30, 2023 and the remaining deferred compensation liability on December 31, 2022 was $0.1 million. We purchased life insurance on these executives, payable to us in amounts which, if assumptions made as to mortality experience, policy dividends, and other factors are realized, will accumulate cash values adequate to reimburse us for all payments for insurance and deferred compensation obligations. The investment in life insurance contracts as of December 30, 2023 and December 31, 2022, was $12.2 million and $11.6 million, respectively, and is recorded in “Other Assets” on the Consolidated Balance Sheet.

We also maintain a non-qualified deferred compensation plan (the "Plan") for the benefit of senior management employees who may elect to defer a portion of their annual bonus payments and salaries. The Plan provides investment options similar to our 401(k) plan, including our stock. The investment in our stock is funded by the issuance of shares to a Rabbi trust, and may only be distributed in kind. Assets held by the Plan totaled approximately $0.1 million and $0.5 million on December 30, 2023 and December 31, 2022, respectively, and are included in "Other Assets." Related liabilities totaled $57.8 million and $50.4 million on December 30, 2023 and December 31, 2022, respectively, and are included in "Other Liabilities" and "Shareholders’ Equity." Assets associated with the Plan are recorded at fair market value. The related liabilities are also recorded at fair market value, with the exception of obligations associated with investments in our stock which are recorded at the market value on the date of deferral.